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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AVIZA TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AVIZA TECHNOLOGY, INC.
440 KINGS VILLAGE ROAD
SCOTTS VALLEY, CALIFORNIA 95066

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        To the stockholders of Aviza Technology, Inc.: Notice is hereby given that we will hold the annual meeting of stockholders of Aviza Technology, Inc. at our corporate headquarters, located at 440 Kings Village Road, Scotts Valley, California 95066, on Wednesday, January 30, 2008. The meeting will start at 10:00 a.m. (PST). At the meeting, we will ask you to:

  •
  consider and vote upon a proposal to re-elect Richard M. Conn, Dana C. Ditmore and Klaus C. Wiemer, Ph.D. to our board of directors; and

  •
  consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2008.

By Order of the Board of Directors,

Patrick C. O'Connor Secretary

        This proxy statement and accompanying proxy card are first being distributed on or about December 26, 2007.

YOUR VOTE IS IMPORTANT.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

i

AVIZA TECHNOLOGY, INC.

PROXY STATEMENT

2008 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

1.
Q:    Who is soliciting my vote?

A:
This proxy solicitation is being made by our board of directors. We have retained InvestorCom, Inc., professional proxy solicitors, to assist us with this proxy solicitation. We will pay the entire cost of this solicitation, including InvestorCom, Inc.'s fee, which we expect to be approximately $2,500, plus expenses.

2.
Q:    What may I vote on?

A:
You may vote on:

  •
  a proposal to re-elect Richard M. Conn, Dana C. Ditmore and Klaus C. Wiemer, Ph.D., to our board of directors; and

  •
  a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2008.

3.
Q:    What vote is required to elect the director nominees to the board of directors?

A:
The three director nominees receiving the highest number of affirmative votes cast from holders of outstanding shares of our common stock entitled to vote and represented, in person or by proxy, at the annual meeting will be elected.

4.
Q:    What vote is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2008?

A:
The affirmative vote of the majority of outstanding shares of our common stock entitled to vote and represented, in person or by proxy, at the annual meeting is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2008.

5.
Q:    How does the board of directors recommend I vote on the proposals?

A:
Our board of directors recommends that you vote:

  •
  FOR the re-election of each of the director nominees; and

  •
  FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2008.

6.
Q:    What is a "quorum"?

A:
A majority of outstanding shares of our common stock entitled to vote and represented, in person or by proxy, at the annual meeting constitutes a "quorum." There must be a quorum at the annual meeting for the transaction of business. If you submit a properly executed proxy card, even if you abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum. Broker "non-votes" are also counted as present for the purpose of determining the presence of a quorum.

7.
Q:    What happens if I do not vote?

A:
If you are a stockholder as of the record date and you do not submit a proxy card at the annual meeting, your proxy will not be counted as present for the purpose of determining the presence of a quorum and will have no effect on the two proposals set forth in this proxy statement. If you submit a proxy card and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum but will not be voted at the annual meeting. As a result, your abstention will have no effect on the proposal to re-elect the director nominees and the same effect as a vote against the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2008.

8.
Q:    What is a broker "non-vote"?

A:
Broker "non-votes" occur when a broker holding shares for a beneficial owner returns a proxy card but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. A broker "non-vote" will have no effect on the proposal to re-elect the director nominees and the same effect as a vote against the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2008.

9.
Q:    Who is entitled to vote?

A:
Stockholders as of the close of business on December 14, 2007, the record date, are entitled to vote on all proposals properly presented at the annual meeting. On December 14, 2007, 21,854,522 shares of our common stock were outstanding. Every stockholder is entitled to one vote for each share of common stock held. A list of these stockholders will be available during ordinary business hours at our principal place of business located at 440 Kings Village Road, Scotts Valley, California 95066 from our corporate secretary at least 10 days before the annual meeting. The list of stockholders will also be available at the time and place of the annual meeting.

10.
Q:    Who can attend the annual meeting?

A:
Only stockholders of record as of the close of business on December 14, 2007, holders of proxies for those stockholders and other persons invited by us can attend the annual meeting. If your shares are held by your broker in "street name," you must bring a letter from your broker or a copy of your proxy card to the meeting showing that you were the direct or indirect beneficial owner of shares of our common stock on December 14, 2007 to attend the annual meeting.

11.
Q:    Can I vote in person at the annual meeting?

A:
Yes. If you are a registered holder of shares of our common stock, you may vote in person at the annual meeting. If you wish to vote your shares in person at the annual meeting and they are held by your broker in "street name," you must bring a letter from your broker or a copy of your proxy card to the meeting showing that you were the direct or indirect beneficial owner of shares of our common stock on December 14, 2007.

12.
Q:    How do I vote by mail?

A:
If you complete and properly sign each proxy card you receive and return it to us in the prepaid envelope, it will be voted by one of the individuals indicated on the card, your "proxy," as you direct. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the re-election of the director nominees and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2008.

13.
Q:    How do I vote my shares if they are held in "street name"?

A:
If your shares are held by your broker in "street name," you will receive a form from your broker seeking instruction as to how you wish your shares to be voted. We urge you to complete this form and instruct your broker how to vote on your behalf. You can also vote in person at the annual meeting, but you must bring a letter from your broker or a copy of your proxy card showing that you were the direct or indirect beneficial owner of shares of our common stock on December 14, 2007.

14.
Q:    Can I vote by telephone or over the internet?

A:
If your shares are held by your broker in "street name," telephone and internet voting is available through ADP Proxy Services. Instructions will be included on the voting instruction card generated by ADP Proxy Services. If you are a registered holder of shares of our common stock, telephone and internet voting is not available, and you are urged to complete and return a proxy card by mail.

15.
Q:    Can I change my vote after I return my proxy card or after I have voted by telephone or over the internet?

A:
Yes. You may change your vote at any time before the voting concludes at the annual meeting by:

  •
  returning another proxy card with a later date by mail, or voting by telephone or over the internet, if this option is available to you, subsequent to the prior time you voted by telephone or over the internet;

  •
  notifying our corporate secretary in writing before the annual meeting that you wish to revoke your proxy; or

  •
  voting in person at the annual meeting.

16.
Q:    How will voting on any business not described on the notice of annual meeting be conducted?

A:
We do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement. If any other business is properly presented at the annual meeting, your signed proxy card gives authority to Jerauld J. Cutini, our President and Chief Executive Officer, and Patrick C. O'Connor, our Executive Vice President, Chief Financial Officer and Secretary, to vote on such matters at their discretion.

17.
Q:    Who will count the votes?

A:
Proxies will be tabulated by our transfer agent, American Stock Transfer & Trust Company.

18.
Q:    Is my vote confidential?

A:
Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to American Stock Transfer & Trust Company and handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as needed to permit American Stock Transfer & Trust Company to tabulate and certify the vote and (2) as required by law. However, comments written on the proxy card may be forwarded to management. In that case, your identity may not be kept confidential.

19.
Q:    When was this proxy statement mailed to stockholders?

A:
This proxy statement was first mailed to stockholders on or about December 26, 2007.

20.
Q:    When are the stockholder proposals for the 2009 annual meeting due?

A:
Under the rules adopted by the Securities and Exchange Commission, or SEC, for stockholder proposals to be considered for inclusion in next year's proxy statement, they must be submitted in writing to Aviza Technology, Inc., 440 Kings Village Road, Scotts Valley, California 95066, Attention: Secretary, on or before August 28, 2008. In addition, our bylaws provide that for directors to be nominated by a stockholder at an annual meeting, our corporate secretary must receive an additional notice of any nomination or proposal not less than 120 days prior to the date that our proxy statement was released to stockholders in connection with the previous year's annual meeting. However, if our 2009 annual meeting is not within 30 days of January 30, 2009, to be timely, we must receive the notice by the stockholder not later than the close of business on the tenth (10th) day following the day on which we first made a public announcement of the date of the annual meeting or we mail the notice of the annual meeting, whichever occurs first.

21.
Q:    Will Aviza webcast the annual meeting?

A:
No. The annual meeting will not be webcast.

PROPOSAL ONE—ELECTION OF DIRECTORS

General

        Our board of directors is classified into three classes, designated as Class I, Class II and Class III. Each class of directors, to the extent practicable, consists of an equal number of directors. At this 2008 annual meeting, the term of office of the Class II directors will expire, and the Class II directors elected at this annual meeting will be elected for a full three-year term. At our 2009 annual meeting, the term of office of the Class III directors will expire, and the Class III directors elected at that annual meeting will be elected for a full three-year term. At our 2010 annual meeting, the term of office of the Class I directors will expire, and the Class I directors elected at that annual meeting will be elected for a full three-year term. At each succeeding annual meeting, directors will be elected for a full three-year term to succeed the directors of the class whose terms expire at such annual meeting.

        The following table sets forth our directors and director nominees as of December 20, 2007. The ages of the individuals are provided as of December 20, 2007:

Name	Age	Positions and Offices Currently Held	Class	Expiration of term as Director	Committees
Jerauld J. Cutini	48	President, Chief Executive Officer and Chairman of the Board of Directors	I	2010
C. Richard Neely, Jr.	53	Director	I	2010	(1)
Richard M. Conn	63	Director	II	2008	(2)
Dana C. Ditmore	66	Director	II	2008	(1),(3)
Klaus C. Wiemer	70	Director	II	2008	(1),(2)
Robert R. Anderson	70	Director	III	2009	(1),(3)
William J. Harding	60	Director	III	2009	(2),(3)
Boris Lipkin	60	Director	III	2009

Committee Designation:

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Corporate Governance and Nominating Committee

Election of Class II Directors

        At the annual meeting, you will consider and vote upon a proposal to re-elect three directors for a three-year term expiring at the 2011 annual meeting of stockholders and until their successors are duly elected and qualified. The corporate governance and nominating committee of our board of directors recommended, and our board of directors accepted, the following three persons as nominees for re-election to our board of directors: Richard M. Conn, Dana C. Ditmore and Klaus C. Wiemer, Ph.D. If any of Messrs. Conn, Ditmore or Wiemer is unable or decline to serve at the time of the annual meeting, the persons named as proxies on the proxy card will vote for such substitute nominee(s) as our board of directors recommends, or vote to allow the vacancy created thereby to remain open until filled by our board of directors. Our board of directors has no reason to believe that any of the nominees will be unable or decline to serve as directors if elected.

Nominees

        Richard M. Conn.    Mr. Conn has served on our board of directors since December 2005 and on the board of directors of Trikon Technologies, Inc. from January 1998 to December 2005. Mr. Conn formed Business Development Consulting in early 1997, which delivers sales and marketing consultancy to the semiconductor equipment industry. Mr. Conn has held several other positions in the semiconductor industry at companies that include KLA-Tencor Corporation, Eaton Semiconductor Equipment, Applied Materials U.K. and ITT Semiconductors. Mr. Conn has a Bachelor of Science degree in physics from Imperial College, London.

        Dana C. Ditmore.    Mr. Ditmore has served on our board of directors since December 2005. From January 1997 to the present, Mr. Ditmore has served as President of Oak Valley Consulting, Inc., a consulting firm for the semiconductor industry. From January 2001 to December 2002, Mr. Ditmore served as President and Chief Operating Officer of Tru-Si Technologies, Inc. an equipment provider for the semiconductor industry. From August 1998 to August 2000, Mr. Ditmore served as Vice President and General Manager of the Customer Support Business Group of Lam Research Corporation, an equipment provider for the semiconductor industry. Mr. Ditmore was a senior executive at Applied Materials, Inc. from 1979 through the end of 1996, during which time he held numerous executive positions including Vice President and General Manager of the Customer Service Division from 1982 to 1992 and President of Applied Materials North America from 1992 to 1994. Mr. Ditmore received a Bachelor of Science degree and a Masters of Science degree in mechanical engineering from the University of California, Berkeley.

        Klaus C. Wiemer, Ph.D.    Dr. Wiemer has more than 35 years of experience in the semiconductor industry and has served on our board of directors since September 2004. From June 2002 to the present, Dr. Wiemer has been an independent consultant in the semiconductor manufacturing industry with a concentration in the Southeast Asia and European markets. He has served in a number of senior executive positions at companies in the semiconductor industry, including Texas Instruments Incorporated, Taiwan Semiconductor Manufacturing Company Ltd. and Chartered Semiconductor Manufacturing Ltd. (Singapore). He currently serves on the board of directors of United Test and Assembly Centers, Ltd. in Singapore and InterFet Corp., Richardson, Texas. Dr. Wiemer received a Bachelor of Science degree in physics from Texas Western College (now University of Texas, El Paso), a Masters of Science degree in physics from University of Texas and a Ph.D. in physics from Virginia Polytechnic Institute.

Other Directors

        The following directors will continue to serve after the annual meeting until such time as their respective terms of office expire and their respective successors are duly elected and qualified:

        Jerauld J. Cutini.    Mr. Cutini has more than 25 years of experience in the semiconductor equipment industry, during which time he has served in various management positions. He has expertise in mergers and acquisitions, public offerings and capital financings. Mr. Cutini is our President and Chief Executive Officer and a director, and has served in that capacity since co-founding the company in September 2003. On November 27, 2007, Mr. Cutini was elected Chairman of our board of directors. From April 2001 to September 2003, Mr. Cutini was principally a private investor and consultant for the semiconductor industry under the name ITC Associates. Mr. Cutini was also a co-founder and director of OnTrak Systems, Inc., an equipment provider for the semiconductor industry, where he served as President from 1997 to 1998. Mr. Cutini has also held management positions at other semiconductor industry companies, including Applied Materials, Inc. and Silicon Valley Group, Inc. He currently serves as a director of SEMI North America. Prior to beginning his career in technology, Mr. Cutini served in the United States Navy and Naval Reserves from 1978 to 1984.

        Robert R. Anderson.    Mr. Anderson has served on our board of directors since December 2005 and on the board of directors of Trikon Technologies, Inc. from April 2000 to December 2005. Mr. Anderson is a private investor. In addition to serving as a director of Trikon, Mr. Anderson currently serves as a director of MKS Instruments, Inc. and Aehr Test Systems, Inc., each a publicly held entity, and Eneregetiq Corporation. Mr. Anderson is a graduate of Bentley College and served as a trustee of Bentley College from 1993 through 2004.

        C. Richard Neely, Jr.    Mr. Neely has more than 25 years of financial and operations management experience in the semiconductor and electronic design automation industries, as well as start-up company environments, and has served on our board of directors since January 2007. Since September 2005, Mr. Neely has served as Chief Financial Officer of Monolithic Power Systems, Inc., a Nasdaq-listed semiconductor company. From November 2002 to September 2005, Mr. Neely was the Chief Financial Officer of NuCORE Technology, Inc., a privately held developer of digital and analog imaging devices for digital still and video cameras. From August 2001 to November 2002, Mr. Neely was the principal of his own consulting practice, Neely Consulting. In addition, Mr. Neely spent 16 years, from 1980 to 1996, with Advanced Micro Devices, Inc. in a variety of senior financial management positions worldwide, including assignments in the Philippines, Singapore and Switzerland. Mr. Neely holds an undergraduate degree in economics from Whitman College and a Master of Business Administration degree from the University of Chicago.

        William J. Harding, Ph.D.    Dr. Harding was elected to our board of directors as of November 27, 2007 to fill a vacancy created by the resignation of Andrew T. Sheehan. He has served as a Managing Director of VantagePoint Venture Partners, a venture capital firm, since October 2007. Prior to joining VantagePoint Venture Partners, Dr. Harding was a Managing Director of Morgan Stanley & Co., and a Managing Member of several venture capital funds affiliated with Morgan Stanley, where he was employed from 1994 through 2007. Prior to Morgan Stanley, Dr. Harding was a General Partner of several venture capital partnerships affiliated with J.H. Whitney & Co. Dr. Harding currently serves as a director of InterNap Network Services Corporation, a publicly held entity. Dr. Harding holds a Bachelor of Science degree in Engineering Mathematics and a Master of Science degree in Systems Engineering from the University of Arizona and a Ph.D. in Engineering from Arizona State University.

        Boris Lipkin.    Mr. Lipkin was elected to our board of directors as of November 27, 2007 to fill a vacancy created by the resignation of David C. Fries. Mr. Lipkin has more than 25 years of experience in the semiconductor equipment industry and has been a business and technology consultant in the semiconductor equipment industry since July 2007. From February 2003 to June 2007, Mr. Lipkin was President and Chief Executive Officer at Therma-Wave, Inc. From March 1995 to August 2002, Mr. Lipkin was Executive Corporate Vice President and President of the Track Systems Division of Silicon Valley Group, Inc./ASML. Prior to this, Mr. Lipkin held various executive management positions with Varian Associates and with IBM. Mr. Lipkin holds a Bachelor of Science degree and a Master of Science degree in Electro-mechanical Engineering from the Polytechnical Institute of Kharkov, Ukraine, and an Executive Master of Business Administration degree from Stanford University.

Consideration of Stockholder Nominees for Director

        The policy of the corporate governance and nominating committee of our board of directors is to consider properly submitted stockholder nominations for candidates to serve on our board of directors. Pursuant to our bylaws, stockholders who wish to nominate persons for election to our board of directors at the 2009 annual meeting must be stockholders of record when they give us notice, must be entitled to vote at the annual meeting and must comply with the notice provisions in our bylaws. A stockholder's notice must be delivered to our corporate secretary not less than 120 days prior to the date that our proxy statement was released to stockholders in connection with the previous year's annual meeting. However, if the 2009 annual meeting is not within 30 days of January 30, 2009, to be timely, we must receive the notice by the stockholder not later than the close of business on the tenth (10th) day following the day on which we first make a public announcement of the date of the annual meeting or the notice of the annual meeting, whichever occurs first. For the 2009 annual meeting, our corporate secretary must receive the notice on or before August 28, 2008. The stockholder's notice must include the following information for the person proposed to be nominated:

  •
  the name, age, business address and residence address of such person;

  •
  the principal occupation or employment of such person;

  •
  the class and number of shares of our stock which are beneficially owned by such person;

  •
  any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors; and

  •
  such person's written consent to being named as a nominee and to serving as a director if elected.

        The stockholder's notice must also include the following information for the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

  •
  their names and addresses; and

  •
  the class and number of shares of our stock owned beneficially and of record by them.

        The Chair of the annual meeting will determine if the procedures in the bylaws have been followed, and if not, declare that the nomination be disregarded. If the nomination was made in accordance with the procedures in our bylaws, the corporate governance and nominating committee will apply the same criteria in evaluating the nominee as it would any other candidate nominated to serve on our board of directors and will recommend to our board of directors whether or not the stockholder nominee should be nominated by our board of directors and included in our proxy statement. The nominee and nominating stockholder must be willing to provide any information reasonably requested by the corporate governance and nominating committee in connection with its evaluation.

Communications with the Board of Directors or Non-Management Directors

        Stockholders who wish to communicate with our board of directors or with non-management directors may send their communications in writing to Aviza Technology, Inc., 440 Kings Village Road, Scotts Valley, California 95066, Attention: Secretary, or send an e-mail to ir@aviza.com. Our corporate secretary will forward these communications to our independent directors, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Communications will not be forwarded to the independent directors unless the stockholder submitting the communication identifies himself or herself by name and sets out the class and number of shares of our stock owned by him or her beneficially or of record.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE "FOR" EACH OF THE PROPOSED DIRECTOR NOMINEES.

PROPOSAL TWO—RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The audit committee of our board of directors has appointed Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2008, subject to stockholder ratification. The following table shows the fees paid or accrued by the company for audit and other services provided by Deloitte & Touche LLP or its affiliates for fiscal years 2007 and 2006 (in thousands):

	Fiscal
	2007	2006
Audit Fees(1)	$1,055	$838
Audit-Related Fees	—	—
Tax Fees(2)	32	8
All Other Fees	—	—

	$1,087	$846

    (1)
    For professional services rendered for the audits of our annual financial statements for fiscal years 2007 and 2006, reviews of our quarterly financial information for fiscal years 2007 and 2006, fees for services related to our registration statements on Form S-1 and S-3 in fiscal year 2007, and fees for services related to statutory filings in fiscal year 2006.

    (2)
    Tax services related to international subsidiaries.

        During fiscal years 2007 and 2006, the audit committee met with Deloitte & Touche LLP to review audit and non-audit services performed by Deloitte & Touche LLP and the fees charged for such services. Among other things, the audit committee examined the effect that the performance of non-audit services may have upon the independence of the registered public accounting firm. All audit and tax services provided by Deloitte & Touche LLP for fiscal years 2007 and 2006 were pre-approved by the audit committee.

        The audit committee's policy is to pre-approve all audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the independent registered public accounting firm's independence from the company. Such pre-approval authority may be delegated by the audit committee to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the full audit committee at its next regular meeting. Any pre-approval decisions must be consistent with the guidelines and fee levels or budgeted amounts established periodically by the audit committee.

        A representative of Deloitte & Touche LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2008.

CORPORATE GOVERNANCE

        Our board of directors is comprised of eight members, of which seven members are "independent directors" for purposes of the listing requirements for Nasdaq securities. One director, Mr. Cutini, is an employee of the company. Our board of directors has adopted corporate governance guidelines to address significant corporate governance issues. These guidelines provide a framework for our corporate governance matters and include topics such as composition and evaluation of our board of directors and committees. Among its duties, the corporate governance and nominating committee is responsible for developing and recommending corporate governance guidelines to our board of directors.

        Our corporate governance guidelines provide that a majority of the members of our board of directors must meet the criteria for independence under the listing requirements for Nasdaq securities. No director qualifies as independent unless our board of directors determines that the director has no direct or indirect material relationship with the company that would adversely affect the director's independent judgment. Our board of directors has determined that all of our directors for fiscal year 2007 and all of our directors and director nominees for fiscal year 2008, other than Mr. Cutini, have been and are "independent directors" for purposes of the listing requirements for Nasdaq securities.

        Our board of directors has adopted a code of conduct that applies to our directors, officers and employees entitled, "Code of Business Conduct and Ethics," which we designed to focus each director, officer and employee on areas of ethical risks, provide guidance to such persons to help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct and help foster a culture of honesty and accountability. Our code of conduct covers topics such as financial reporting, conflicts of interest, confidentiality of company information, unlawful harassment or discrimination, relationships with clients and suppliers and encourages the reporting of any illegal or unethical behavior.

COMMITTEES AND MEETINGS OF OUR BOARD OF DIRECTORS

        Our board of directors held seven regularly scheduled and special meetings during fiscal year 2007. Each director attended at least 75% of the meetings held during the period for which he has been a director. Our directors are strongly encouraged to attend our annual meeting of stockholders. Six of our directors attended our last annual meeting of stockholders.

        Our board of directors has three committees: (ii) audit, (ii) compensation and (iii) corporate governance and nominating. The members of the audit and compensation committees, including their Chairs, are recommended by the corporate governance and nominating committee and then appointed by our board of directors. The members of the corporate governance and nominating committee are appointed by our board of directors. Non-management directors regularly meet outside the presence of Mr. Cutini, who is a director and also an employee of the company.

        Each of the committees described below has adopted a charter that has been approved by our board of directors. You can access these committee charters, the corporate governance guidelines and the code of conduct through our website at www.aviza.com or by writing to us at Aviza Technology, Inc., 440 Kings Village Road, Scotts Valley, California 95066, Attention: Secretary, or send an email to ir@aviza.com. We will provide you with this information free of charge. Please note that information contained on our website is not incorporated by reference in, or considered to be a part of, this proxy statement.

Audit Committee

        During fiscal year 2007, the audit committee consisted of Messrs. Anderson, as Chair, Wiemer, Neely and Ditmore, each of whom was determined by our board of directors to be an "independent director" for purposes of the listing requirements for Nasdaq securities. Our board of directors designated Mr. Anderson as an "audit committee financial expert" as that term is defined by Item 407(d)(5) of Regulation S-K promulgated by the SEC. Among its duties, the audit committee assists our board of directors with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence and the performance of our independent registered public accounting firm. The audit committee is also directly responsible for the appointment, compensation, retention and oversight of the work of Deloitte & Touch LLP, our independent registered public accounting firm, which reports directly to the audit committee. The audit committee meets alone with our financial and legal personnel, and with representatives of our independent registered public accounting firm, who have free access to the audit committee at any time. The audit committee has reviewed and discussed our audited financial statements with management. The audit committee held five meetings during fiscal year 2007. Each member of the audit committee attended at least 75% of the meetings held during the period for which he has been a member, except for Mr. Ditmore, who attended three of these five meetings.

        On November 27, 2007, Messrs. Neely, elected as Chair, Ditmore, Wiemer and Anderson, each of whom was determined by our board of directors to be an "independent director" for purposes of the listing requirements for Nasdaq securities, were elected to serve on the audit committee for fiscal year 2008, subject to re-election at the 2008 annual meeting with respect to Messrs. Ditmore and Wiemer. In addition, Mr. Neely was designated by our board of directors as an "audit committee financial expert" as that term is defined by Item 407(d)(5) of Regulation S-K promulgated by the SEC.

Compensation Committee

        During fiscal year 2007, the compensation committee consisted of Messrs. Fries, who resigned as a director effective November 27, 2007, as Chair, Conn and Wiemer, each of whom was determined by our board of directors to be an "independent director" for purposes of the listing requirements for NASDAQ securities. Among its duties, the compensation committee assists our board of directors in discharging its responsibilities relating to reviewing and approving performance goals and objectives relating to the compensation of the chief executive officer, evaluating his or her performance in light of those goals and objectives and determining his or her compensation based on such evaluation; reviewing and approving all compensation for all other officers, directors and all other employees with a base salary greater than or equal to $150,000; and managing and reviewing all bonus, long-term incentive compensation, stock option, employee pension and welfare benefit plans. The compensation committee ensures that compensation programs are designed to encourage high performance, promote accountability and assure that employee interests are aligned with the interests of our stockholders. The compensation committee held five meetings during fiscal year 2007. Each member of the compensation committee attended at least 75% of the meetings held during the period for which he has been a member.

        On November 27, 2007, Messrs. Wiemer, elected as Chair, Conn and Harding, each of whom was determined by our board of directors to be an "independent director" for purposes of the listing requirements for Nasdaq securities, were elected to serve on the compensation committee for fiscal year 2008, subject to re-election at the 2008 annual meeting with respect to Messrs. Wiemer and Conn.

  Compensation Committee Interlocks and Insider Participation

        The members of the compensation committee during fiscal year 2007 were Messrs. Fries, as Chair, Conn and Wiemer. No member of this committee was at any time during fiscal year 2007 or at any other time an officer or employee of the company, and no member had any relationship with the company requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC.

        None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our board of directors or compensation committee during fiscal year 2007.

Corporate Governance and Nominating Committee

        During fiscal year 2007, the corporate governance and nominating committee consisted of Messrs. Fries, who resigned as a director effective November 27, 2007, as Chair, Anderson and Ditmore, each determined by our board of directors to be an "independent director" for purposes of the listing requirements for Nasdaq securities. Among its duties, the corporate governance and nominating committee assists our board of directors in discharging its responsibilities regarding the identification of qualified candidates to become members of our board of directors, the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected), the selection of candidates to fill any vacancies on our board of directors, the development and recommendation to our board of directors of a set of corporate governance guidelines and principles applicable to the company and oversight of the evaluation of our board of directors and management. In evaluating candidates to determine if they are qualified to become members of our board of directors, the corporate governance and nominating committee looks for the following attributes, among others: personal and professional integrity, ethics and values; experience in corporate management; experience in the company's industry and with social policy concerns; experience as a member of the board of directors of another public company; academic expertise in an area of the company's operations; and practical and mature business judgment. Although the corporate governance and nominating committee uses these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees. The corporate governance and nominating committee uses the same standards to evaluate all director candidates, whether or not the candidates were proposed by stockholders. The corporate governance and nominating committee held four meetings during fiscal year 2007 to consider nominees to our board of directors and other corporate governance matters. Each member of the corporate governance and nominating committee attended at least 75% of the meetings held during the period for which he has been a member.

        On November 27, 2007, Messrs. Ditmore, elected as Chair, Anderson and Harding, each of whom was determined by our board of directors to be an "independent director" for purposes of the listing requirements for Nasdaq securities, were elected to serve on the corporate governance and nominating committee for fiscal year 2008, subject to re-election at the 2008 annual meeting with respect to Mr. Ditmore.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers (as defined under Section 16) and any persons holding more than 10% of a registered class of equity securities to file reports of ownership and changes in ownership with the SEC. Their initial report must be filed using the SEC's Form 3 and subsequent stock purchases, sales, option exercises and other changes must be reported on the SEC's Form 4, which must be filed within two business days of most transactions. In some cases, such as changes in ownership arising from gifts and inheritances, the SEC allows delayed reporting at year-end on the SEC's Form 5. Officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities are required by SEC regulations to furnish us with copies of all reports they file pursuant to Section 16(a).

        Based solely on our review of these reports and written representations from our directors and executive officers, we believe that during fiscal year 2007, each of our directors, executive officers and more than 10% securityholders complied with all applicable Section 16(a) filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of December 14, 2007, certain information with respect to the beneficial ownership of our common stock as to:

  •
  each person known by us to be the beneficial owner of more than 5% of outstanding shares of our common stock;

  •
  each of our directors and executive officers; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of December 14, 2007 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated, and subject to the applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to the shares beneficially owned by them. Unless otherwise noted, the address of each officer, director and stockholder is 440 Kings Village Road, Scotts Valley, California 95066.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Beneficially Owned
Affiliates of VantagePoint Venture Partners 101 Bayhill Drive, Suite 300 San Bruno, CA 94066	7,814,988	(1)	35.3%
Caisse de dépôt et placement du Québec Place Jean-Paul-Riopelle Montreal, Quebec, Canada, H2Z 2B3	3,282,275	(2)	15.0%
Jerauld J. Cutini	1,000,774	(3)	4.5%
Patrick C. O'Connor	684,010	(4)	3.1%
John Macneil	192,154	(5)	*
Robert R. Anderson	79,570	(6)	*
Richard M. Conn	38,482	(7)	*
Klaus C. Wiemer	34,502	(8)	*
Dana C. Ditmore	45,000	(9)	*
C. Richard Neely, Jr.	6,660	(10)	*
William J. Harding	—		—
Boris Lipkin	—		—
All directors and executive officers as a group (10 persons)	2,081,152	(11)	8.9%

    *
    Less than 1%

    (1)
    Includes 7,524,988 shares of common stock and 290,000 shares of common stock issuable upon exercise of exercisable warrants. Alan E. Salzman and James D. Marver are managing members of the general partner of the limited partnerships that directly hold such shares, and as such, they may be deemed to share voting and investment power with respect to such shares. Messrs. Salzman and Marver disclaim beneficial ownership with respect to such shares except to the extent of their pecuniary interest therein.

    (2)
    Sylvain Gareau and Frédéric Godbout are the natural persons with beneficial ownership of the shares of common stock attributable to Caisse de dépôt et placement du Québec,

      based on information provided in a Schedule 13D filed by such persons on May 2, 2006. The number of shares of common stock beneficially owned by Caisse de dépôt et placement du Québec is based on information provided in the aforementioned Schedule 13D.

    (3)
    Includes 24,041 shares of common stock held by The Cutini Children's Trust, 25,212 shares of common stock held by The Reynaud Children's Trust, 324,304 shares of common stock held by The Cutini Family Trust and 627,217 shares of common stock issuable under stock options currently exercisable or exercisable within 60 days of December 14, 2007. Mr. Cutini disclaims beneficial ownership with respect to such shares held by the named trusts except to the extent of his pecuniary interest therein.

    (4)
    Includes 5,000 shares of common stock held by Mr. O'Connor, 168,920 shares of common stock held by Oak Ventures, L.P. and 510,090 shares of common stock issuable under stock options currently exercisable or exercisable within 60 days of December 14, 2007. Mr. O'Connor disclaims beneficial ownership with respect to such shares held by the named partnership except to the extent of his pecuniary interest therein.

    (5)
    Includes 2,610 shares of common stock and 189,544 shares of common stock issuable under stock options currently exercisable or exercisable within 60 days of December 14, 2007.

    (6)
    Includes 40,000 shares of common stock and 39,570 shares of common stock issuable under stock options currently exercisable or exercisable within 60 days of December 14, 2007.

    (7)
    Represents 38,482 shares of common stock issuable under stock options currently exercisable or exercisable within 60 days of December 14, 2007.

    (8)
    Includes 4,502 shares of common stock and 30,000 shares of common stock options currently exercisable within 60 days of December 14, 2007.

    (9)
    Represents 45,000 shares of common stock issuable under stock options currently exercisable or exercisable within 60 days of December 14, 2007.

    (10)
    Represents 6,660 shares of common stock issuable under stock options currently exercisable or exercisable within 60 days of December 14, 2007.

    (11)
    Includes 594,589 shares of common stock and 1,486,563 shares of common stock issuable under stock options currently exercisable or exercisable within 60 days of December 14, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We consider related-party transactions to be transactions in which the company and a director, officer, or holder of more than 5% of our common stock or any immediate family member of an officer, director, or holder of more than 5% of our common stock has a direct or indirect material interest above and beyond what they are entitled to earn through compensation plans. Immediate family members are considered to be an individual's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law. Material transactions or other business relationships with companies or non-profit organizations with which one of these individuals has a material interest are considered to be related-party transactions. Loans to executives, directors and their affiliates are also considered to be related-party transactions. Compensation to executives and directors for their services in these capacities is not considered to be a related-party transaction. All related-party transactions are reviewed and approved by our disclosure committee, which consists of eight members of senior management, including the President and Chief Executive Officer and the

Executive Vice President and Chief Financial Officer. It is the general policy of the disclosure committee not to approve any related-party transaction or series of similar transactions in which the amount involved exceeds $120,000, except with respect to grants of equity awards pursuant to our equity incentive plans and other transactions that are determined, in consultation with senior management and/or our board of directors, to be in the best interests of our stockholders.

        During fiscal year 2007, we have not been a party to, and we have no plans to be a party to, any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, holder of more than 5% of our common stock, or any member of the immediate family of any of the foregoing, had or will have a material interest, other than in connection with the transactions described below.

Stock Option Awards

        Jerauld J. Cutini.    During fiscal year 2007, Jerauld J. Cutini, our President and Chief Executive Officer and a member of our board of directors was granted options to purchase an aggregate of 30,000 shares of our common stock at an exercise price of $5.91 per share pursuant to our 2005 Stock Plan.

        Patrick C. O'Connor.    During fiscal year 2007, Patrick C. O'Connor, our Executive Vice President, Chief Financial Officer and Secretary, was granted options to purchase an aggregate of 30,000 shares of our common stock at an exercise price of $5.91 per share pursuant to our 2005 Stock Plan.

        John Macneil.    During fiscal year 2007, John Macneil, our Executive Vice President and Chief Technology Officer, was granted options to purchase an aggregate of 30,000 shares of our common stock at an exercise price of $5.91 per share pursuant to our 2005 Stock Plan.

DIRECTORS' COMPENSATION AND BENEFITS

        We reimburse each member of our board of directors for out-of-pocket expenses incurred in connection with attending meetings of the entire board of directors and committees of the board of directors.

Board of Directors

        Each non-employee member of our board of directors will also receive $2,000 for each meeting attended in person and $1,000 for each meeting attended by telephone. The Chair of our board of directors, if he is not our employee, also receives an annual stipend of $35,000, while other non-employee members of the our board of directors receive an annual stipend of $25,000.

        In addition, our board of directors approved a program granting options to non-employee directors under our 2005 Stock Plan, as follows:

  •
  New directors receive an initial stock option grant, in lieu of their first annual stock option grant (as described below), to purchase 20,000 shares of common stock, which options vest annually over a three-year period from the date of the grant; and

  •
  Continuing directors receive an annual stock option grant to purchase 20,000 shares of common stock, which options vest 25% each three-month anniversary of the date of the grant.

Committees

        In addition to the compensation described above, non-employee directors who are members of a committee will be compensated as follows:

        Audit Committee:    The Chair of the audit committee will receive $2,500 for each meeting attended in person and $1,000 for each meeting attended by telephone. All other non-employee members of the audit committee will receive $1,500 for each meeting attended in person and $1,000 for each meeting attended by telephone.

        Compensation Committee:    The Chair of the compensation committee will receive $1,500 for each meeting attended in person and $1,000 for each meeting attended by telephone. All other non-employee members of the audit committee will receive $1,000 for each meeting attended in person and $1,000 for each meeting attended by telephone.

        Corporate Governance and Nominating Committee:    The Chair of the corporate governance and nominating committee will receive $1,500 for each meeting attended in person and $1,000 for each meeting attended by telephone. All other non-employee members of the audit committee will receive $1,000 for each meeting attended in person and $1,000 for each meeting attended by telephone.

        The table below sets forth the non-employee directors' compensation for the fiscal year ended September 28, 2007:

Name	Fees Earned or Paid in Cash(1)	Option Awards(2)	Total
	$	$	$
Robert R. Anderson	55,750	45,274	101,024
Richard M. Conn	38,000	45,274	83,274
Dana C. Ditmore	38,250	55,849	94,099
David C. Fries	45,750	45,274	91,024
C. Richard Neely, Jr.	30,250	12,691	42,941
Klaus C. Wiemer	42,000	45,274	87,274
Andrew T. Sheehan	15,500	12,691	28,191

    (1)
    Amounts shown reflect the aggregate dollar amounts of all fees earned in cash for services as a director, including annual retainer fees, committee and/or chairmanship fees and meeting fees.

    (2)
    The amounts included in the "Option Awards" column represent the compensation cost that we recognized in fiscal year 2007 related to grants of options during fiscal year 2007 and previous fiscal years, determined in accordance with Statement of Financial Standards No. 123R, or SFAS 123R. The valuation assumptions used in determining such amounts are described in Note 2 to our consolidated financial statements appearing in our Annual Report on Form 10-K for the fiscal year ended September 28, 2007.

EXECUTIVE OFFICERS OF THE REGISTRANT

        Jerauld J. Cutini.    Mr. Cutini is 48 years old and has more than 25 years of experience in the semiconductor equipment industry, during which time he has served in various management positions. He has expertise in mergers and acquisitions, public offerings and capital financings. Mr. Cutini is our President and Chief Executive Officer and a director, and has served in that capacity since co-founding the company in September 2003. On November 27, 2007, Mr. Cutini was elected Chairman of our board of directors. From April 2001 to September 2003, Mr. Cutini was principally a private investor and consultant for the semiconductor industry under the name ITC Associates. Mr. Cutini was also a co-founder and director of OnTrak Systems, Inc., an equipment provider for the semiconductor industry, where he served as President from 1997 to 1998. Mr. Cutini has also held management positions at other semiconductor industry companies, including Applied Materials, Inc. and Silicon Valley, Inc. He currently serves as a director of SEMI North America. Prior to beginning his career in technology, Mr. Cutini served in the United States Navy and Naval Reserves from 1978 to 1984.

        Patrick C. O'Connor.    Mr. O'Connor is 60 years old and has more than 30 years of corporate finance and management experience, mostly within the semiconductor equipment industry. He is our Executive Vice President, Chief Financial Officer and Secretary, and has served in that capacity since co-founding the company in September 2003. From August 2002 to December 2004, Mr. O'Connor served as a director and the Chief Financial Officer of Loomis Group Inc., a provider of integrated marketing services. From June 1991 to August 1997, Mr. O'Connor served as Vice President and Chief Financial Officer of OnTrak Systems, Inc. Mr. O'Connor also spent 12 years at Silicon Valley Group, Inc., where he held management positions such as Vice President of Operations and Vice President of Worldwide Service and Quality. From June 1991 to the present, Mr. O'Connor has been the principal owner of P.C. O'Connor Associates, a consulting firm that provides financial and operational services to small entrepreneurial companies. Mr. O'Connor received a Bachelor of Science degree in business administration with an emphasis in accounting from San Jose State University and received a Certified Public Accountant license in 1972.

        John Macneil, Ph.D.    Dr. Macneil is 50 years old and has more than 20 years of experience in the semiconductor industry. He is our Executive Vice President and Chief Technology Officer and served as a director from December 2005 to January 2007. From July 2004 to December 2005, Dr. Macneil served as President and Chief Executive Officer and a director of Trikon Technologies, Inc. Dr. Macneil joined Trikon in 1996 as metallization manager and became Vice President of Engineering in 1999, taking responsibility for product design and development. Prior to joining Trikon, Dr. Macneil served in various technology positions at Motorola and held senior technology positions in a number of research-driven organizations both in the United Kingdom and in the United States. Dr. Macneil earned a Ph.D. in solid state physics from Leicester University in 1983 and earned a Master of Business Administration degree from Cardiff University in 1996.

COMPENSATION DISCUSSION AND ANALYSIS

General

        The goal of our compensation program for our named executive officers is generally the same as our goal for operating Aviza, which is to create long-term value for our stockholders. In furtherance of this goal, we have implemented compensation programs for our named executive officers designed to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our stockholders and to encourage them to remain with us for long and productive careers. The elements of our compensation program simultaneously fulfill one or more of these performance, alignment and retention objectives. These elements consist of salary, bonus, equity incentive compensation and health and other benefits. In deciding on the type and amount of compensation for each executive, we focus on current pay and the opportunity for future compensation.

We provide a mix of compensation elements for each named executive officer in a manner which we believe optimizes the officer's incentive to contribute to our success.

        The compensation committee of our board of directors oversees our executive compensation programs. In this role, the compensation committee reviews and approves or recommends for approval by our board of directors all compensation decisions relating to our named executive officers, generally on an annual basis. For fiscal year 2007, the compensation committee consisted of Messrs. Fries, as Chair, Conn and Wiemer, each determined by our board of directors to be an "independent director" for purposes of the listing requirements for Nasdaq securities. These compensation committee members reviewed and approved, or recommended that our board of directors approve, matters relating to the compensation of our named executive officers during that period, relying in part on their substantial business experience.

Objectives and Philosophy of Our Executive Compensation Programs

        The primary objectives of the compensation committee with respect to determining levels of executive compensation are to:

  •
  attract and retain superior executive talent;

  •
  motivate and reward executives whose knowledge, skills and performance are critical to our business;

  •
  ensure executive compensation is aligned with our corporate strategies and business objectives;

  •
  promote the achievement of key strategic and financial performance measures by aligning cash and equity incentives to the achievement of corporate objectives; and

  •
  align executives' incentives with the creation of long-term value for our stockholders.

        To achieve these objectives, the compensation committee evaluates our executive compensation programs, generally on an annual basis, with the goal of setting compensation for our named executive officers at levels the committee believes are competitive with those of similar companies in the semiconductor equipment industry and our region that compete with us for executive talent.

Overview of our Executive Compensation Process

        The compensation committee uses its judgment and experience and the recommendations of our President and Chief Executive Officer, except with respect to his own compensation, to determine the appropriate mix of compensation for each named executive officer. The recommendations made by our President and Chief Executive Officer are generally based on his subjective knowledge regarding the company's operations and each other named executive officer's experience and skills. In the future, the President and Chief Executive Officer's recommendations and/or the compensation committee's determinations may be augmented by information from third-party sources, such as executive search firms or compensation consultants. The compensation committee did not utilize any third-party sources in setting our named executive officers' compensation levels for fiscal year 2007.

        In determining whether to adjust the compensation of any of our named executive officers, the compensation committee takes into account the changes, if any, in the following from year to year:

  •
  the increases or decreases in responsibilities and roles of each named executive officer;

  •
  our business need for each named executive officer;

  •
  their subjective experience with, and other anecdotal evidence of, compensation for executive officers at similar companies in the semiconductor equipment industry;

  •
  their subjective perceptions of the contributions to our success made by each named executive officer;

  •
  the relevance of each named executive officer's experience to other potential employers;

  •
  the readiness of each named executive officer to assume a more significant role within the organization; and

  •
  the length of service of each named executive officer.

        The compensation committee considers all of the above factors as a whole and does not rely on any single factor in setting or adjusting compensation levels. The compensation committee believes that it is a combination of these factors that makes a named executive officer uniquely important to our success.

        With respect to new named executive officers, the compensation committee intends to take into account the following:

  •
  prior base salary and annual incentive awards;

  •
  seniority;

  •
  level of responsibility;

  •
  our ability to replace them;

  •
  the number of well-qualified candidates to assume their role;

  •
  expected contribution; and

  •
  our business needs.

        We believe that our named executive officers should be fairly compensated with a mix of compensation elements each year relative to market pay levels within our industry in order to provide the optimal incentive for the named executive officer to contribute to our success.

        For fiscal year 2007 and prior periods, we did not use a peer group or engage in benchmarking in determining our total executive compensation or the primary elements of such compensation.

Elements of our Executive Compensation Programs

        Compensation for our named executive officers generally consists of the following elements:

  •
  base salary;

  •
  annual cash incentive bonus that is dependent on individual and corporate performance;

  •
  stock-based awards consisting of stock option grants; and

  •
  health, dental, life and disability insurance and other traditional employee benefits.

        We have also entered into employment agreements with each of our named executive officers that contain severance and change of control arrangements, which are summarized under "—Employment, Severance and Change of Control Arrangements" in this proxy statement.

  Base Salary

        Our current practice is to set initial base salaries for our named executive officers upon hiring or promotion based on our experience with, and other anecdotal evidence of, compensation for executive officers at similar companies in the semiconductor equipment industry and the historical compensation levels of our named executive officers. Generally on an annual basis, we will consider whether to adjust base salaries based upon market changes in the semiconductor equipment industry, if any, actual corporate and individual performance and promotions or changes in responsibilities. Base salary is used to recognize the experience, skills, knowledge and responsibilities required of our named executive officers.

        In the future, the compensation committee may work with compensation consultants and agencies to ensure that our compensation levels are competitive relative to the compensation paid by comparable companies in our industry with which we compete for talent. We may in the future use information provided by such consultants and agencies in our review of the base salaries of our named executive officers, and the compensation committee may further adjust or realign our named executive officers' base salaries based upon this information.

  Annual Incentive Bonuses

        We generally base annual incentive bonuses on actual corporate and individual performance compared to targeted performance criteria and various subjective performance criteria. The compensation committee generally on an annual basis works with our President and Chief Executive Officer to develop corporate and individual goals that they believe can be reasonably achieved with an appropriate level of effort over the course of the fiscal year. Our President and Chief Executive Officer proposes individual goals for himself, which are considered by the compensation committee in establishing his goals. Targeted performance criteria and bonus amounts vary for each named executive officer based on his business group, area of responsibility and the difficulty of the performance criteria. The compensation committee chose goals it believed were appropriate to focus the named executive officers' efforts on particular areas of our business which were in line with their strengths and skills.

        The corporate objectives considered in connection with this bonus program for fiscal year 2007 included the attainment of targeted levels of net income as reported in our consolidated financial statements. Net income was selected as a bonus metric for our named executive officers in order to align bonus compensation with the metrics used by our board of directors to measure the success of our company. Our compensation committee considered our goals for net income and set target levels that it considered challenging in that they required the company to achieve strong revenue growth as compared to prior years, achieve developmental milestones and control expenses, and would have been attainable if we had what we considered a successful year.

        Only three of our officers, Messrs. Cutini, O'Connor and Macneil, are "executive officers" as defined under Rule 3b-7 of the Exchange Act and therefore comprise our "named executive officers" as defined under Item 402 of Regulation S-K promulgated under the Securities Act. Listed below are the incentive targets for each of our named executive officers:

        Jerauld J. Cutini.    As the President and Chief Executive Officer, Mr. Cutini's target bonus was 50% of his annual salary, or $200,000. He was eligible to earn 100% of this amount if our net income for fiscal year 2007 was greater than 3% of our net sales for fiscal year 2007. Based on the fact that the company had never achieved net income for a full fiscal year in the past and that Mr. Cutini, as President and Chief Executive Officer, is principally responsible for the performance of the company, the compensation committee decided that achieving net income for fiscal year 2007 was an appropriate target for Mr. Cutini and that if this target was not achieved, Mr. Cutini would receive no bonus. Based on our fiscal year 2007 results, Mr. Cutini did not earn a bonus for fiscal year 2007.

        Patrick C. O'Connor.    As the Executive Vice President and Chief Financial Officer, Mr. O'Connor's target bonus was 50% of his annual salary, or $187,500. He was eligible to earn 50% of this amount if our net income for fiscal year 2007 was greater than 3% of our net sales for fiscal year 2007 and 50% of this amount if he successfully implemented the Oracle 11i software system (40% weight, or $75,000) and the sale of our Scotts Valley property (10% weight, or $18,750). Based on the fact that the company had never achieved net income for a full fiscal year in the past, that Mr. O'Connor, as Executive Vice President and Chief Financial Officer, has a significant impact on the performance of the company and that Mr. O'Connor was the officer best suited to implement the Oracle 11i software system and secure the sale of our Scotts Valley property, the compensation committee decided that achieving these goals were appropriate targets for Mr. O'Connor. Based on our fiscal year 2007 results, Mr. O'Connor earned a bonus of $75,000 for fiscal year 2007 for successfully implementing the Oracle 11i software system.

        John Macneil.    As Executive Vice President and Chief Technology Officer, Dr. Macneil's target bonus was approximately 48% of his annual salary, or $160,000. He was eligible to earn 50% of this amount if our net income for fiscal year 2007 was greater than 3% of our net sales for fiscal year 2007 and 50% of this amount if he achieved certain proprietary research and development metrics associated with advanced new product adoption by strategic customers. Based on the fact that the company had never achieved net income for a full fiscal year in the past, that Dr. Macneil, as Executive Vice President and Chief Technology Officer, has a significant impact on the performance of the company and that Dr. Macneil is the officer best suited to implement the proprietary research and development metrics associated with advanced new product adoption, the compensation committee decided that achieving these goals were appropriate targets for Dr. Macneil. Based on our fiscal year 2007 results, Dr. Macneil did not earn a bonus for fiscal year 2007.

  Stock-Based Awards

        Our equity award program is the primary vehicle for offering long-term incentives to our named executive officers. We believe that equity awards provide our named executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our named executive officers and our stockholders. In addition, the vesting feature of our equity awards are intended to further our goal of executive retention because this feature provides an incentive for our named executive officers to remain in our employ during the vesting period.

        During fiscal year 2007, we granted equity awards of stock options under our 2005 Stock Plan, which permits the grant of stock options to our officers, employees, consultants and directors. Grants to our named executive officers for fiscal year 2007 are summarized under "—Summary Compensation" in this proxy statement.

        We typically make an initial equity award of stock options to an executive officer at the time he or she is hired and periodic equity grants as part of our overall compensation program. Our compensation committee, with input from our management, reviews and recommends equity grants for approval by our board of directors. Our compensation committee reviews all components of a named executive officer's compensation when determining equity awards to ensure that a named executive officer's total compensation conforms to our overall philosophy and objectives. Our compensation committee has the authority to administer and interpret the terms of our equity incentive plans, to select the recipients of awards and to grant stock options and other stock awards under our equity incentive plans.

        Equity awards to our named executive officers are typically granted in conjunction with the review of their individual performance. Following our merger with Trikon Technologies, Inc. in December 2005, our compensation committee reviewed Aviza, Inc.'s previous guidelines regarding the granting of stock options to executives and other employees. Our compensation committee adopted Aviza, Inc.'s previous practice regarding stock option grants and determined that such guidelines were generally consistent with similar companies in the semiconductor equipment industry. The numbers of stock options granted to our named executive officers in fiscal year 2007 were consistent with the guidelines established by Aviza, Inc. which range from 20,000 to 50,000 stock options per year. For fiscal year 2007, the awards of 30,000 stock options for each of our named executive officers were determined by our compensation committee to be the appropriate numbers to continue to align the incentives of our named executive officers with the long-term value of our stockholders. Our compensation committee has historically reviewed its guidelines for granting equity awards to our named executive officers at its discretion. We expect that this review will take place on an annual basis in the future. Historically, there have been years in which one or more named executive officers were not granted any equity awards. Details regarding the potential acceleration of vesting for our named executive officers are outlined under "—Employment, Severance and Change of Control Arrangements" in this proxy statement.

        We maintain an insider trading policy that prohibits our directors, officers and employees from engaging in purchases, sales or other transfers of our securities during any period that begins two weeks prior to the end of each fiscal quarter and continues until one business day after we release quarterly or annual financial results. Consistent with this policy, if our compensation committee meets during such a "blackout period"—which it historically has—and grants of stock options are approved at such meeting, the grant date is established as the third business day following our release of quarterly or annual financial results, and the exercise price is established as the closing sale price per share of our common stock on the grant date.

  Health Benefits and Other Compensation

        We maintain broad-based benefits that are provided to all employees, including health, dental and vision insurance, life and disability insurance and a 401(k) plan. For fiscal year 2007, each participant in our 401(k) plan could elect to contribute from 1% to 25% of his or her annual salary to the plan, subject to statutory limitations. We match employee contributions at 25%, up to a maximum of 3% of the employees' annual salary. Named executive officers are eligible to participate in all of our employee benefit plans on the same basis as other employees.

  Severance and Change of Control Benefits

        Pursuant to their employment agreements, our named executive officers are entitled to specified benefits in the event of the termination of their employment under specified circumstances, including termination following a change of control of our company. We believe providing these change of control benefits helps us compete for executive talent. We believe that these arrangements will help to ensure that our named executive officers will pursue transactions and other corporate actions which may be in our stockholders' best interests, even if those actions lead to the termination of the named executive officer's employment. In setting the terms of and determining whether to approve these arrangements, our board of directors recognize that executives often face challenges securing new employment following termination, in particular following a change of control of their company, and that distractions created by uncertain job security surrounding potential beneficial transactions may have a detrimental impact on their performance. We have also provided for the acceleration of vesting of certain stock options granted to our named executive officers in the event of the termination of their employment under specified circumstances, including termination following a change of control of our company, based on our board of directors' belief that these executives are not likely to be retained in comparable positions by a large acquiror, and the benefit of these equity incentives would otherwise be forfeited upon termination of employment, including an involuntary termination.

        Based on the substantial business experience of the members of our board of directors, we believe that our severance and change of control benefits are generally in line with severance packages offered to executives by similar companies in the semiconductor equipment industry.

        A summary of the severance and change of control benefits for our named executive officers is set forth under "—Employment, Severance and Change of Control Arrangements" in this proxy statement.

  Tax Considerations

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction for compensation in excess of $1.0 million paid to executive officers. Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met. We periodically review the potential consequences of Section 162(m) and we generally intend to structure the performance-based portion of our executive compensation, where feasible, to comply with exemptions in Section 162(m) so that the compensation remains tax deductible to us.

Summary Compensation

        The following table sets forth summary information concerning compensation for fiscal year 2007 awarded to or earned by Jerauld J. Cutini, our President and Chief Executive Officer, Patrick C. O'Connor, our Executive Vice President, Chief Financial Officer and Secretary, and Dr. John Macneil, our Executive Vice President and Chief Technology Officer, collectively comprising our named executive officers serving in such capacity at September 28, 2007:

Summary Compensation Table

Name	Fiscal Year	Salary	Bonus	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Comp		Total
		$	$	$	$	$		$
Jerauld J. Cutini Director, President and Chief Executive Officer	2007	400,000	—	308,281	—	4,211	(3)	712,492
Patrick C. O'Connor Executice Vice President, Chief Financial Officer and Secretary	2007	375,000	—	260,077	75,000	4,959	(3)	715,036
John Macneil(4) Executive Vice President and Chief Technology Officer	2007	334,900	—	227,340	—	74,275	(5)	636,515

(1)
The amounts included in the "Option Awards" column represent the compensation cost that we recognized in fiscal year 2007 related to grants of options during fiscal year 2007 and previous fiscal years, determined in accordance with Statement of Financial Standards No. 123R, or SFAS 123R. The valuation assumptions used in determining such amounts are described in Note 2 to our consolidated financial statements appearing in our Annual Report on Form 10-K for the fiscal year ended September 28, 2007. Please see the "Grants of Plan-Based Awards" table in this proxy statement for more information regarding grants of options during fiscal year 2007.

(2)
"Non-Equity Incentive Plan Compensation" is composed entirely of cash bonuses accrued under our 2007 Management Bonus Plan with respect to performance during fiscal year 2007. These bonuses were earned during fiscal year 2007 and we expect them to be paid in fiscal year 2008.

(3)
This amount represents premiums paid for group term life insurance and employer contributions to our 401(k) plan.

(4)
Dr. Macneil was appointed our Executive Vice President and Chief Technology Officer in December 2005 in connection with our merger transaction with Trikon Technologies, Inc. Prior to the merger transaction, Dr. Macneil served as Trikon's President and Chief Executive Officer. Dr. Macneil's total cash compensation is paid to him in British pounds and was converted to U.S. dollars using the average exchange rate over fiscal year 2007.

(5)
This amount represents $25,517 in car and fuel allowances and $48,758 of contributions on behalf of Dr. Macneil to a U.K. tax qualified retirement program.

Grants of Plan-Based Awards

        The following table shows, for fiscal year 2007, certain information regarding grants of plan-based awards to our named executive officers:

					All Other Option Awards: Number of Securities Underlying Options(2)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				Closing Market Price on Grant Date(3)
							Grant Date Fair Value of Option Awards(4)
Name
	Grant Date	Threshold	Target	Maximum
		$	$	$	#	$	$
Jerauld J. Cutini	2007	—	200,000	—
Director, President and Chief Executive Officer	May 15, 2007				30,000	5.91	96,261
Patrick C. O'Connor	2007	—	187,500	—
Executive Vice President, Chief Financial Officer and Secretary	May 15, 2007				30,000	5.91	96,261
John Macneil	2007	—	160,000	—
Executive Vice President and Chief Technology Officer	May 15, 2007				30,000	5.91	96,261

(1)
Cash bonuses are paid pursuant to our 2007 Management Bonus Plan. These amounts represent the amounts that could have been earned for fiscal year 2007 pursuant to our 2007 Management Bonus Plan. Actual amounts earned for fiscal year 2007 are included in the Summary Compensation table. For additional information regarding these awards, see "Compensation Discussion and Analysis" in this proxy statement.

(2)
The grants of options were all made pursuant to the 2005 Stock Plan. The options vest monthly over a five-year period. The vesting of the options commenced October 1, 2006.

(3)
Represents the closing price per share of our common stock on the option grant date as reported on the Nasdaq Global Market.

(4)
The amounts set forth in the "Grant Date Fair Value of Option Awards" column are the full grant date fair value of the awards as determined in accordance with SFAS 123R. The valuation assumptions used in determining such amounts are described in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 28, 2007.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth the outstanding equity awards for our named executive officers as of September 28, 2007:

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date
	#	#		$
Jerauld J. Cutini Director, President and Chief Executive Officer	5,500 131,249 4,502 431,456	24,500 168,751 — 18,759	(1) (2) (5)	5.91 5.591 1.06 0.83	May 15, 2014 December 23, 2015 October 21, 2014 February 4, 2014
Patrick C. O'Connor Executice Vice President, Chief Financial Officer and Secretary	5,500 109,374 4,502 345,164	24,500 140,626 — 15,008	(1) (2) (5)	5.91 5.591 1.06 0.83	May 15, 2014 December 23, 2015 October 21, 2014 February 4, 2014
John Macneil Executive Vice President and Chief Technology Officer	5,500 78,750 8,750 14,500 43,500 4,350 4,349 2,610 1,740 580	24,500 101,250 11,250 — — — — — — —	(1) (3) (4)	5.91 5.591 5.591 6.86 7.07 17.38 45.28 37.52 49.57 49.57	May 15, 2014 December 23, 2015 December 23, 2015 January 14, 2015 September 8, 2014 January 29, 2013 April 23, 2012 September 5, 2011 March 7, 2010 February 6, 2008

(1)
Options vest 1/60th each month, commencing on October 1, 2006.

(2)
Options vest 1/48th each month, commencing on December 1, 2005.

(3)
Options vest 25% on the first anniversary of December 1, 2005 and 1/48th each month thereafter until the options are fully vested.

(4)
Options vest 25% on the first anniversary of December 23, 2005 and 1/48th each month thereafter until the options are fully vested.

(5)
Options vest 25% on the first anniversary of November 11, 2003 and 1/48th each month thereafter until the options are fully vested.

Option Exercises and Stock Vested During Fiscal Year 2007

        During fiscal year 2007, our executive officers did not exercise any of their options.

Nonqualified Deferred Compensation

        The following table sets forth the details of the non-qualified deferred compensation plan for our executive officers:

Name	Executive Contributions in Fiscal Year 2007	Registrant Contributions in Fiscal Year 2007	Aggregate Earnings in Fiscal Year 2007	Aggregate Withdrawls/Distributions	Aggregate Balance at September 28, 2007
	$	$
			$	$	$
Jerauld J. Cutini Director, President and Chief Executive Officer	—	—	558	—	12,048
Patrick C. O'Connor Executice Vice President, Chief Financial Officer and Secretary	—	—	17,971	—	239,752
John Macneil(1) Executive Vice President and Chief Technology Officer	—	—	—	—	—

(1)
Dr. Macneil did not participate in the deferred compensation plan.

Employment, Severance and Change of Control Arrangements

  Employment Agreements

        On April 4, 2006, we entered into employment agreements, each effective as of December 1, 2005, with Mr. Cutini, our President and Chief Executive Officer, Mr. O'Connor, our Executive Vice President, Chief Financial Officer and Secretary, and Dr. Macneil, our Executive Vice President and Chief Technology Officer.

        Mr. Cutini's employment agreement includes, among other terms and conditions, an annual salary of $400,000 and a grant of options to purchase 300,000 shares of our common stock at an exercise price of $5.591. Mr. Cutini's employment agreement also provides that if he is terminated without cause or is constructively terminated before or within 12 months after the occurrence of a change of control, such as a merger or consolidation, Mr. Cutini will be eligible for a termination payment equal to 12 months of his then-current salary, and all options to purchase shares of our common stock then held by him that would have become vested within 12 months of his termination (assuming Mr. Cutini's continued employment with the company) will immediately become 100% vested. In addition, the company will pay COBRA benefits for a maximum of 12 months or until he is covered under a comparable plan.

        Mr. O'Connor's employment agreement includes, among other terms and conditions, an annual salary of $375,000 and a grant of options to purchase 250,000 shares of our common stock at an exercise price of $5.591. Mr. O'Connor's employment agreement also provides that if he is terminated without cause or is constructively terminated before or within 12 months after the occurrence of a change of control, such as a merger or consolidation, Mr. O'Connor will be eligible for a termination payment equal to 12 months of his then-current salary, and all options to purchase shares of our common stock then held by him that would have become vested within 12 months of his termination (assuming Mr. O'Connor's continued employment with the company) will immediately become 100% vested. In addition, the company will pay COBRA benefits for a maximum of 12 months or until he is covered under a comparable plan.

        Dr. Macneil's employment agreement includes, among other terms and conditions, an annual salary of 170,000 British pounds, a grant of options to purchase a number of shares of our common stock commensurate with his position, which in fiscal year 2006 was a grant of options to purchase 200,000 shares, and the use of a company car. Dr. Macneil's employment agreement also provides that if he is made redundant by the company he will be eligible for a termination payment equal to six months of his then-current salary.

Severance Benefits Payable Upon Termination

Name	Benefit	Termination Without Cause or Constructive Termination Within 12 Months of a Change of Control	Redundancy
		$	$
Jerauld J. Cutini	Cash Severance	400,000	—
	Stock Options—unvested and accelerated(1)	49,149	—
	Medical and Welfare Benefits	18,120	—
Patrick C. O'Connor	Cash Severance	375,000	—
	Stock Options—unvested and accelerated(1)	39,321	—
	Medical and Welfare Benefits	12,600	—
John Macneil	Cash Severance(2)	—	173,307
	Stock Options—unvested and accelerated	—	—
	Medical and Welfare Benefits	—	—

(1)
Amounts represent the fair market value of our common stock on September 28, 2007, less the applicable exercise price multipled by the number of shares underlying the options subject to accelerated vesting.

(2)
Payments are in British pounds and the amounts in the table represent the U.S. dollar equivalents of such payments calculated using the exchange rate of $2.0389 per British pound as of September 28, 2007.

        Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Securities Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following reports will not be incorporated by reference into any such filings, nor will they be deemed to be soliciting material or deemed filed with the SEC under the Securities Act or under the Securities Exchange Act.

COMPENSATION COMMITTEE REPORT

To the Board of Directors
of Aviza Technology, Inc.

December 20, 2007

        The compensation committee of Aviza Technology, Inc. has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and contained in this proxy statement. Based on this review and discussion, the compensation committee has recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE
Klaus C. Wiemer, Chair Richard M. Conn William J. Harding

AUDIT COMMITTEE REPORT

To the Board of Directors
of Aviza Technology, Inc.

December 20, 2007

        For fiscal year 2007, the audit committee of our board of directors has consisted of Messrs. Anderson, as Chair, Wiemer and Ditmore, each of whom was determined by our board of directors to be "independent directors" for purposes of the listing requirements for Nasdaq securities. In addition, our board of directors designated Mr. Anderson as an "audit committee financial expert," as that term is defined by Item 407(d)(5) of Regulation S-K promulgated by the SEC and as our board of directors interprets that designation.

        The audit committee oversees our internal accounting and financial reporting processes and the work of our independent registered public accounting firm. The audit committee also assists our board of directors in fulfilling its oversight responsibilities on matters relating to the quality and integrity of our financial statements, compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications and independence. The audit committee meets with financial management personnel and separately with the independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of our financial statements as well as our financial reporting processes, accounting policies, internal accounting controls and disclosure controls and procedures. The independent registered public accounting firm is responsible for reviewing our quarterly financial statements, auditing our annual financial statements and expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

        In fulfilling its oversight responsibilities, the audit committee reviewed and discussed our audited financial statements for the fiscal year ended September 28, 2007 with our management and with Deloitte & Touche LLP, our independent registered public accounting firm. The audit committee also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. This included a discussion of the independent registered public accounting firm's judgments as to the quality, not just the acceptability, of our accounting principles and such other matters that generally accepted auditing standards require to be discussed with the audit committee. The audit committee received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee also discussed the independence of Deloitte & Touche LLP with Deloitte & Touche LLP.

        Based on the audit committee's review and discussions noted above, the audit committee recommended to our board of directors, and our board of directors approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 28, 2007 for filing with the SEC.

        The audit committee has appointed, subject to stockholder ratification, Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2008.

AUDIT COMMITTEE
C. Richard Neely, Jr., Chair Robert R. Anderson Klaus C. Wiemer Dana C. Ditmore

ANNUAL REPORT AND FINANCIAL STATEMENTS

        Our Annual Report on Form 10-K, which includes our audited financial statements for the fiscal year ended September 28, 2007, has accompanied or preceded this proxy statement. You may also access a copy of our Annual Report on Form 10-K in the Investor Relations section of our website, www.aviza.com, or by writing to us at Aviza Technology, Inc., 440 Kings Village Road, Scotts Valley, California 95066, Attention: Secretary, or by sending an email to ir@aviza.com. Upon your request, we will provide, without any charge, a copy of any of our filings with the SEC.

OTHER MATTERS

        Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. It is important that you return your proxy promptly and that your shares are represented. Stockholders are urged to complete, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

Patrick C. O'Connor Secretary
December 20, 2007

AVIZA TECHNOLOGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2008 ANNUAL MEETING OF STOCKHOLDERS

        The undersigned stockholder of Aviza Technology, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated December 20, 2007, and hereby appoints Jerauld J. Cutini and Patrick C. O'Connor, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2008 Annual Meeting of Stockholders of Aviza Technology, Inc. to be held on January 30, 2008, at 10:00 a.m. (PST), at the offices of the company, located at 440 Kings Village Road, Scotts Valley, California 95066, and at any adjournments thereof, and to vote all shares of common stock, which the undersigned would be entitled to vote if then and there personally present on the matters set forth below:

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH PROPOSAL LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING, EITHER OF SUCH ATTORNEYS OR SUBSTITUTES SHALL HAVE AND MAY EXERCISE ALL OF THE POWERS OF SAID ATTORNEYS-IN-FACT HEREUNDER.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

AVIZA TECHNOLOGY, INC.

January 30, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

20330000000000000000 9	013007

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND EACH OF THE PROPOSALS LISTED BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

1.
Re-Election of Directors to the company's Board of Directors.

NOMINEES:
☐	FOR ALL NOMINEES	( )	Richard M. Conn
		( )	Dana C. Ditmore
☐	WITHHOLD AUTHORITY	( )	Klaus C. Wiemer, Ph.D.
FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
		FOR	AGAINST	ABSTAIN
2.	A proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the company for fiscal year 2008.	☐	☐	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.